Investor Presentation First Quarter 2008

Forward Looking Statements & Safe Harbor This presentation contains certain statements, estimates and forecasts with respect to future performance and events. These statements, estimates and forecasts are "forward-looking statements". In some cases, forward-looking statements can be identified by the use of forward- looking terminology such as "may," "might," "will," "should," "expect," "plan," "intend," "estimate," "anticipate," "believe," "predict," "potential" or "continue" or the negatives thereof or variations thereon or similar terminology. All statements other than statements of historical fact included in this presentation are forward-looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks, uncertainties and assumptions, and may include projections of our future financial performance based on our growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied in the forward-looking statements. As a result, there can be no assurance that the forward-looking statements included in this presentation will prove to be accurate or correct. In light of these risks, uncertainties and assumptions, the future performance or events described in the forward-looking statements in this presentation might not occur. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and we do not assume any responsibility for the accuracy or completeness of any of these forward-looking statements. We do not undertake any obligation to, and will not, update any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation also contains unaudited proforma consolidated financial data intended to provide information about how the acquisition of Talbot might have impacted the financial statements of the Company if it had been consummated at an earlier time. The unaudited proforma consolidated financial data does not necessarily reflect the financial position or results of operations that would have actually resulted had the acquisition occurred as of the dates indicated, nor should they be taken as necessarily indicative of the future financial position or results of operations of the Company.

Note on Non-GAAP Financial Measures In presenting the Company's results, management has included and discussed certain exhibits containing underwriting income (loss), operating income, diluted book value per share and operating return on average equity that are not calculated under standards or rules that comprise U.S. GAAP. Such measures are referred to as non-GAAP. Non-GAAP measures may be defined or calculated differently by other companies. We believe that theses measures are important to investors and other interested parties. These measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP. The underwriting results of an insurance or reinsurance company are often measured by reference to its underwriting income because underwriting income indicates the performance of the company's core underwriting function. Underwriting income is reconciled to net income by the addition or subtraction of net investment income (loss), financing expenses, fair value of warrants issued, net realized gains (losses) on investments and foreign exchange gains (losses). Diluted book value per share is calculated based on total shareholders' equity plus the assumed proceeds from the exercise of outstanding options and warrants, divided by the sum of shares, options, warrants and share equivalents outstanding (assuming their exercise). Net operating income is calculated based on net income (loss) excluding net realized gains (losses), net unrealized gains (losses) on investments, gains (losses) arising from translation of non-US$ denominated balances and non-recurring items. Net operating income is the most directly comparable GAAP measure as it focuses on the underlying fundamentals of our operations without the influence of realized gains (losses) from the sale of investments, translation of non-US$ currencies and non-recurring items. Realized gains (losses) from the sale of investments are driven by the timing of the disposition of investments, not by our operating performance. Gains (losses) arising from translation of non-US$ denominated balances are unrelated to our underlying business.

Primary Shares Outstanding: 74,209,371 Share Price (March 31, 2008): $23.43 Primary Market Capitalization: Annual Dividend/Yield : $0.80 per share (3.4%) Exchange / Ticker: NYSE / "VR" Analyst Coverage: Matt Carletti, Fox-Pitt Kelton Cochran Caronia Waller Jay Cohen, Merrill Lynch Dean Evans, Keefe, Bruyette & Woods Julia Ferguson, Dowling & Partners Matt Heimermann, JPMorgan Brian Meredith, UBS Chris Neczypor, Goldman Sachs Susan Spivak Bernstein, Wachovia $1.74bn Selected Market Information

Validus - First Quarter 2008 Financial Highlights Financial Performance: Net income of $66.5mm ($0.85 per diluted share) Net operating income of $65.5mm ($0.84 per diluted share) Balance Sheet: Total investments and cash of $3.24bn Total GAAP capitalization of $2.34bn Total shareholders' equity of $1.99bn Book value per share: Diluted book value per share of $24.43 18.9% growth in diluted book value over prior 12 months 19.8% growth in diluted book value plus dividends over prior 12 months Annualized net operating return on average equity of 13.4%

Validus Re Segment - Overview Specialty Bermuda-based reinsurer with focus on short-tail property, marine and other specialty risks with attractive risk- adjusted returns First mover advantage in 2006: $248.2mm of gross premiums written in Q1'06; $540.8mm in full year 2006 Continued momentum in 2007: $702.1mm of gross premiums written Underwriting discipline in 2008 Leading edge underwriting and risk management skills Diversified within Short-Tail Lines (Validus Re GPW) March 31, 2008 LTM GPW Total: $655.1 million Focused, short-tail reinsurer with established market presence Note: LTM = last twelve months

Validus Re - First Quarter 2008 Segment Results

Talbot Segment - Overview Underwrites a wide range of commercial classes Focus on marine and short-tail businesses Consistent top quartile profit performer at Lloyd's1 Bermuda holding company and two underwriting platforms: Syndicate 1183 at Lloyd's Underwriting Risk Services Ltd. Used third party capital from 2002 through 2007; replaced by Validus starting with the 2008 year of account 1 Cityplace Analysis Ltd. 2 U.S. GAAP basis. LTM = last twelve months March 31, 2008 LTM GPW Total: $690.7 million Diversified within Short-Tail Lines (Talbot GPW)

Talbot Benefits to Validus Holdings Focus on short-tail specialty lines where Validus has limited or no presence Expanded global short-tail underwriting abilities Risk Diversification Benefits Talbot exposures focused mostly on non-US risks that do not aggregate with Validus' Focus on specialty insurance vs. specialty reinsurance in case of Validus Profitable operations in every year including 2005 ($16.2mm profit before third party capital payments) Clean balance sheet: no legacy liabilities Strong track record Stable management and underwriting teams Good "cultural" fit Lloyd's global distribution and worldwide licenses A+ (Strong) rating from S&P; A (Excellent) from A.M. Best Capital advantage Complimentary Short-tail Businesses Benefits from Lloyd's Membership Strong Financial Performance Proven Management Team

Talbot - First Quarter 2008 Segment Results 1 Identified loss events in Q1 2007 consist of Windstorm Kyrill

First Quarter 2008 Financial Review $42.9 million GPW change driven by Validus Re Net operating income of $65.5 million essentially flat vs. prior period proforma 82.4% combined ratio in Q1 2008: Compares to 77.5% combined ratio in prior period proforma 4.4 percentage point benefit from prior year development Cost from identified loss events 14.2 percentage points Q1 2008 Actual vs. Q1 2007 Proforma

Investment Philosophy and Portfolio Conservative investment strategy Emphasize the preservation of invested assets Provide sufficient liquidity for the prompt payment of claims Average portfolio rating of AA+ Minimum average credit quality of AA- Short duration (2.4 years as of 3/31/2008) Q1 2008 investment yield: 4.54% (1) No exposure to alternative asset classes Invested Asset Mix as of March 31, 2008 1 Annualized effective investment yield is calculated by dividing net investment income by the average balance of the assets managed by our portfolio managers and our other investments. Total: $3.2bn

Conservative Reserving Philosophy Validus Gross Reserve Mix As of March 31, 2008 Gross reserves for losses and loss expenses of $977.2mm IBNR represents 51.0% of reserves No exposures pre-dating 2002 Talbot has a history of favorable reserve development $174.6mm in the 2004 through 2007 period Recognized $12.8mm of favorable reserve development in Q1'08 Talbot reserve release of $7.8mm Validus reserve release of $4.9mm Observations IBNR Case Reserves East 51 49

Growth in Diluted Book Value Per Share